UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2019

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona (Address of principal executive offices)	85201 (Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2019 (the “Original Report”) by Verra Mobility Corporation (the “Company”) concerning the Company’s press release and investor presentation related to its financial results for the fourth quarter and fiscal year ended December 31, 2018, to correct two scrivener’s errors contained in the investor presentation filed as Exhibit 99.2 to the Original Report. First, Slide 2 of the investor presentation incorrectly reported that 64% and 36% of the Company’s 2018 revenue was attributable to its Commercial Services and Government Solutions segments, respectively, which should have reflected a split between these respective segments of 62% and 38%. Second, Slide 5 of the investor presentation incorrectly labeled the years presented under “Revenue Breakdown by Period” as 2017 and 2018 instead of 2018 and 2019.  Except as specifically described above, (i) this Amendment does not reflect events occurring subsequent to the filing of the Original Report, and (ii) no other substantive changes have been made to the disclosure set forth in the Original Report.

Item 7.01 Regulation FD Disclosure.

On March 18, 2019, the Company disseminated an investor presentation on its website, which is attached as Exhibit 99.2 to this Amendment.

The information in this Item 7.01 and in Exhibit 99.2 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing. The Company expressly disclaims any obligation to update or revise any of the information contained in the investor presentation. The investor presentation is available on the Company’s investor relations website, located at ir.verramobility.com, although the Company reserves the right to discontinue that availability at any time.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits

99.2	Investor Presentation, dated March 18, 2019, given by Verra Mobility Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2019	Verra Mobility Corporation

	By:	/s/ Patricia Chiodo
	Name:	Patricia Chiodo
	Title:	Chief Financial Officer

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